UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 3, 2009

Date of Report (Date of earliest event reported)

EPICEPT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Road
Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

(914) 606-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 3, 2009, EpiCept Corporation (the “Registrant”) received notice from John F. Bedard, a member of the Registrant’s Board of Directors (the “Board”) of his resignation from the Board solely for family health reasons, effective February 3, 2009. Following Mr. Bedard’s resignation, the Registrant has five directors, of whom four are independent directors. As promptly as possible, the Registrant intends to fill the vacancy on its Board. Mr. Bedard did not resign on account of any disagreement with the Registrant’s operations, policies, or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION

/s/ Robert W. Cook
Name:	Robert W. Cook
Title:	Chief Financial Officer

Date: February 3, 2009

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